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EXHIBIT (10n)


                                        December 15, 1994



Mr. John S. Kreighbaum
President and Chief Executive Officer
PremierBank & Trust
124 Middle Avenue
Elyria, Ohio  44035

RE:  CONSULTING AGREEMENT

Dear John:

This letter, when signed by you in your capacity as President and Chief Executive Officer of PremierBank & Trust (the "Bank") and President and Chief Executive Officer of CoBancorp Inc. (the "Holding Company"), will constitute an amendment to the Consulting Agreement (the "Agreement") relating to my serving as a consultant for the Bank and the Holding Company. Effective February 1, 1995, the term of the Agreement shall be extended to March 2, 1996.

If this letter correctly sets forth your agreement with respect to the subject matter hereof, please execute the enclosed copy where indicated below and return it to me.

                                        Very truly yours,



                                        Robert T. Bowman


The foregoing correctly sets forth our agreement with respect to the subject matter hereof dated February 1, 1992.


CoBancorp Inc.                          PremierBank & Trust


By:
   John S. Kreighbaum                   John S. Kreighbaum
   President and Chief                  President and Chief
   Executive Officer                    Executive Officer

By:
   Lois E. Gunning                      Lois E. Gunning
   Corporate Secretary                  Corporate Secretary